                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6536

           Van Kampen Trust For Investment Grade New Jersey Municipals
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Jerry W. Miller
                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/08

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Trust for Investment Grade New Jersey Municipals performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2008.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/08

TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
SYMBOL: VTJ
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (3/27/92)             6.79%         6.45%

10-year                               5.38          5.32

5-year                                3.28          3.92

1-year                               -4.35         -5.34

6-month                              -1.99          3.76
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISER. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period. The trust's adviser has waived or reimbursed fees and expenses from time to time, absent such waivers/reimbursements the trust's returns would have been lower.

The Lehman Brothers New Jersey Municipal Bond Index is a broad-based statistical composite of New Jersey municipal bonds. The Index does not include any expenses, fees or sales charges, which would lower performance. The Index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2008

MARKET CONDITIONS

The financial markets experienced significant volatility throughout the six-month reporting period as many large banks and financial firms began writing down mortgage-related losses, and liquidity and credit availability became even more restricted. At the same time, the pace of economic growth began to slow, with gross domestic product (GDP) growth measuring an anemic 0.6 percent for the fourth quarter of 2007. As weaker economic data was released in the first quarter of 2008, fears of recession grew and consumer confidence waned, prompting investors to continue to seek out the relative safety of high-quality Treasury securities over other sectors of the fixed income market.

The municipal bond market faced additional headwinds as various monoline bond insurers experienced credit rating downgrades, which caused spreads to widen, and the auction rate and variable rate markets deteriorated. As a result, the municipal market underperformed Treasuries for the overall period, with municipal bond prices reaching historically attractive levels relative to Treasury bonds in the first quarter of 2008. While yields on short-dated municipal securities declined, yields on intermediate- and long-dated securities rose, leading to the steepest yield curve in the past four years as the spread between one-year and 30-year maturities reached 343 basis points. After a record year for new municipal bond issuance in 2007, the amount of new issues coming to market in the first four months of 2008 declined by roughly nine percent versus the same period one year earlier due in part to a drop in refunding issuance. Municipal bond issuance by the state of New Jersey was down 42 percent.

The Federal Reserve (the "Fed") took various steps to ease the liquidity crisis and boost the economy during the period. Not only did the Federal Open Market Committee reduce the target federal funds rate from 4.50 percent to 2.00 percent by the end of the period, but in an unprecedented move, the Fed granted primary Treasury dealers (mostly brokerage firms) access to its discount window and loosened its collateral requirements, extending loans of Treasury securities in exchange for lower quality, less liquid securities. Finally, in the biggest headline event, the Fed arranged and supported JPMorgan Chase's purchase of Bear Stearns, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

PERFORMANCE ANALYSIS

The Trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Trust underperformed its benchmark index, the Lehman Brothers New Jersey Municipal Bond Index. On a market price basis, the Trust outperformed its benchmark.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2008

-----------------------------------------------------
                                LEHMAN BROTHERS
                                  NEW JERSEY
      BASED ON     BASED ON     MUNICIPAL BOND
        NAV      MARKET PRICE        INDEX

       -1.99%       3.76%            1.59%
-----------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Although the municipal market rebounded in the last two months of the reporting period and outperformed Treasuries, it was an extremely difficult period overall, particularly for higher-yielding, lower-rated bonds as the flight to quality put considerable pressure on prices. The Trust held an overweight relative to the Lehman Brothers New Jersey Municipal Bond Index in BBB rated securities, many of which were in the tobacco and healthcare sectors. The performance of these securities suffered during the reporting period as spreads in both sectors widened. As a result, the Trust's holdings here were a primary contributor to its relative underperformance

The Trust's yield curve positioning also hindered performance as it was overweighted on the long end of the municipal yield curve, which underperformed the shorter end of the curve. The negative impact was amplified somewhat by holdings in longer-maturity inverse floating-rate securities*, which are highly sensitive to interest rate changes. However, these securities did serve to enhance the Trust's income and diversification during the period.

Conversely, an overweight to pre-refunded bonds was additive to performance. These high-quality, shorter-maturity issues benefited as short-term rates declined during the period. The Trust's overweight to higher-yielding municipal

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

auction rate securities (ARS) with low durations was also beneficial to performance.

The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

RATINGS ALLOCATIONS AS OF 4/30/08
AAA/Aaa                                                          41.1%
AA/Aa                                                            25.0
A/A                                                               9.1
BBB/Baa                                                          22.0
BB/Ba                                                             0.8
B/B                                                               0.4
Non-Rated                                                         1.6

TOP FIVE SECTORS AS OF 4/30/08
Hospital                                                         19.9%
General Purpose                                                  17.7
Master Tobacco Settlement                                         9.7
Resource Recovery                                                 8.5
Public Transportation                                             6.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of total long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2008 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                       COUPON    MATURITY      VALUE
----------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  171.4%
           NEW JERSEY  149.0%
$ 1,500    Bayonne, NJ Redev Agy Royal Caribbean Proj Ser A
           (AMT)...........................................   5.375%   11/01/35   $  1,342,155
  2,250    Bergen Cnty, NJ Util Auth Wtr Sys (AMBAC
           Insd)...........................................   5.000    12/15/31      2,302,853
  1,500    Burlington Cnty, NJ Brdg Commn Econ Dev Rev The
           Evergreens Proj.................................   5.625    01/01/38      1,372,515
  2,000    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
           Apprec Ser B (FGIC Insd)........................    *       09/01/14      1,547,180
  2,500    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
           Apprec Ser B (FGIC Insd)........................    *       09/01/15      1,835,425
  4,095    Camden, NJ (FSA Insd)...........................    *       02/15/11      3,763,182
  1,000    Colts Neck Twp, NJ Brd Ed (FSA Insd)............   5.000    02/01/21      1,089,290
  1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec (FSA
           Insd)...........................................    *       08/01/19      1,113,291
  1,845    East Orange, NJ Brd Ed Ctf Part Cap Apprec (FSA
           Insd)...........................................    *       02/01/25        806,652
  2,850    East Orange, NJ Brd Ed Ctf Part Cap Apprec (FSA
           Insd)...........................................    *       02/01/28      1,047,888
  2,330    Edgewater, NJ Muni Util Auth Rev Swr Rfdg (MBIA
           Insd) (a) (b)...................................    *       11/01/12      2,015,799
  1,000    Essex Cnty, NJ Impt Auth Lease Rev Gtd City of
           Newark (AMBAC Insd).............................   5.125    04/01/29      1,013,060
  1,000    Essex Cnty, NJ Impt Auth Pkg Fac Rev Rfdg (AMBAC
           Insd)...........................................   5.000    10/01/22      1,014,990
  1,020    Mantua Twp, NJ Sch Dist Rfdg (MBIA Insd) (b)....   5.000    03/01/15      1,074,244
  6,500    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg................................    *       04/01/10      6,166,875
  7,055    Mercer Cnty, NJ Impt Auth Rev Cap Apprec Gtd
           Solid Waste Rfdg (b)............................    *       04/01/12      6,181,732
  1,000    Middlesex Cnty, NJ Impt Auth Rev Admin Bldg
           Residential Proj (FNMA Collateralized) (AMT)....   5.350    07/01/34      1,002,080
  1,000    Middlesex Cnty, NJ Impt Auth Rev Sr Heldrich Ctr
           Hotel Ser A.....................................   5.000    01/01/32        839,910
  1,500    New Jersey Econ Dev Auth Middlesex Wtr Co Proj
           Rfdg (AMBAC Insd) (AMT).........................   5.100    01/01/32      1,430,535
    500    New Jersey Econ Dev Auth Ret Cmnty Rev Seabrook
           Vlg Inc Fac Rfdg................................   5.250    11/15/26        441,540
  2,000    New Jersey Econ Dev Auth Rev Cig Tax............   5.500    06/15/31      1,887,580
  1,500    New Jersey Econ Dev Auth Rev Fac Constr Sub Ser
           T7 (FSA Insd) (c) (d)...........................   4.170    09/01/32      1,500,000
  1,000    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Ser A................................   5.800    11/01/31        979,160
  2,000    New Jersey Econ Dev Auth Rev Kapkowski Rd
           Landfill Proj Rfdg..............................   5.750    10/01/21      1,947,060
    525    New Jersey Econ Dev Auth Rev Newark Downtown
           Dist Mgmt Corp..................................   5.125    06/15/27        495,626

 8                                             See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                       COUPON    MATURITY      VALUE
----------------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$   700    New Jersey Econ Dev Auth Rev Newark Downtown
           Dist Mgmt Corp..................................   5.125%   06/15/37   $    616,546
 10,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)............................   5.900    03/15/21     11,598,900
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Cap Hlth
           Sys Oblig Grp Ser A.............................   5.375    07/01/33        949,080
  1,500    New Jersey Hlthcare Fac Fin Auth Rev Children's
           Specialized Hosp Ser A..........................   5.500    07/01/36      1,383,240
  2,060    New Jersey Hlthcare Fac Fin Auth Rev Gen Hosp
           Ctr at Passaic (FSA Insd) (a)...................   6.500    07/01/11      2,182,529
  4,250    New Jersey Hlthcare Fac Fin Auth Rev Gen Hosp
           Ctr at Passaic (FSA Insd) (a)...................   6.750    07/01/19      5,103,953
  2,500    New Jersey Hlthcare Fac Fin Auth Rev Hackensack
           Univ Med Ctr (AGL Insd).........................   5.125    01/01/27      2,581,650
  2,000    New Jersey Hlthcare Fac Fin Auth Rev Meridian
           Hlth Ser I Conv (AGL Insd)......................   5.000    07/01/38      2,018,920
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Palisades
           Med Ctr Oblig Grp (ACA Insd)....................   5.250    07/01/28        873,720
    490    New Jersey Hlthcare Fac Fin Auth Rev Saint Mary
           Hosp (a)........................................   5.875    07/01/12        518,160
  2,300    New Jersey Hlthcare Fac Fin Auth Rev Saint
           Peters Univ Hosp Oblig..........................   5.750    07/01/37      2,242,661
  2,000    New Jersey Hlthcare Fac Fin Auth Rev South
           Jersey Hosp.....................................   5.000    07/01/36      1,946,820
  2,000    New Jersey Hlthcare Fac Fin Auth Rev South
           Jersey Hosp.....................................   5.000    07/01/46      1,914,300
  2,000    New Jersey Hlthcare Fac Fin Auth Rev South
           Jersey Hosp (Prerefunded @ 7/01/12).............   6.000    07/01/32      2,229,680
    280    New Jersey Hlthcare Fac Fin FHA Jersey City Med
           Ctr (AMBAC Insd)................................   4.800    08/01/21        282,733
  7,410    New Jersey Hlthcare Fac Fin Holy Name Hosp......   5.000    07/01/36      6,453,147
  1,000    New Jersey Hlthcare Fac Kennedy Hlth Sys........   5.625    07/01/31      1,008,710
  1,000    New Jersey Hlthcare Fac Saint Clare's Hosp Inc
           Rfdg Ser A (Radian Insd)........................   5.250    07/01/23      1,026,400
    885    New Jersey St Ed Fac Auth Rev Beth Medrash
           Govoha America Ser G (b)........................   5.875    07/01/12        915,161
  1,000    New Jersey St Ed Fac Auth Rev Beth Medrash
           Govoha America Ser G............................   6.375    07/01/30      1,006,570
  2,000    New Jersey St Ed Fac Auth Rev College of NJ Ser
           C (FGIC Insd)...................................   5.375    07/01/15      2,133,400
    500    New Jersey St Ed Fac Auth Rev Monmouth Univ Ser
           D...............................................   5.125    07/01/24        493,210
  1,000    New Jersey St Ed Fac Auth Rider Univ Ser A
           (Radian Insd)...................................   5.250    07/01/34        968,150
    915    New Jersey St Ed Fac Auth Seton Hall Univ Proj
           Rfdg (AMBAC Insd)...............................   5.000    07/01/18        931,397

See Notes to Financial Statements                                              9

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                       COUPON    MATURITY      VALUE
----------------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$ 1,270    New Jersey St Hsg & Mtg Fin Agy Multi-Family Hsg
           Rev Ser A (AMBAC Insd) (AMT)....................   5.550%   05/01/27   $  1,273,442
  2,090    New Jersey St Hsg & Mtg Fin Agy Multi-Family Hsg
           Rev Ser F (FSA Insd) (b)........................   5.050    05/01/13      2,194,667
  1,000    New Jersey St Hsg & Mtg Fin Agy Rev Single
           Family Hsg Ser U (AMT)..........................   5.000    10/01/37        932,980
  4,025    New Jersey St Hsg & Mtg Fin Agy Rev Single
           Family Hsg Ser X (AMT) (e)......................   5.100    10/01/23      4,014,173
  3,250    New Jersey St Hsg & Mtg Fin Agy Single Family
           Hsg Ser T (AMT).................................   4.700    10/01/37      2,872,935
    390    New Jersey St Tpk Auth Tpk Rev Ser C (MBIA
           Insd)...........................................   6.500    01/01/16        449,042
  1,880    New Jersey St Tpk Auth Tpk Rev Ser C (MBIA Insd)
           (a).............................................   6.500    01/01/16      2,161,154
  1,095    North Bergen Twp, NJ (FSA Insd).................    *       08/15/09      1,059,544
  1,000    North Hudson Swr Auth NJ Swr Rev Rfdg Ser A
           (FGIC Insd).....................................   5.250    08/01/16      1,063,740
  1,000    North Hudson Swr Auth NJ Swr Rev Rfdg Ser A
           (FGIC Insd).....................................   5.250    08/01/17      1,063,740
  5,000    Rahway Valley, NJ Swr Auth Swr Cap Apprec Ser A
           (MBIA Insd).....................................    *       09/01/32      1,396,600
    860    Rutgers St Univ of NJ Rfdg Ser A................   6.400    05/01/13        931,707
  1,300    Salem Cnty, NJ Impt Auth Rev City Gtd Fin Law St
           Office Bldg (FSA Insd)..........................   5.250    08/15/32      1,365,026
  3,500    Tobacco Settlement Fin Corp NJ (Prerefunded @
           6/01/12)........................................   6.000    06/01/37      3,887,625
 15,000    Tobacco Settlement Fin Corp NJ Ser 1A...........   5.000    06/01/41     12,005,700
  7,375    Union Cnty, NJ..................................   5.000    03/01/16      7,802,529
  1,655    Union Cnty, NJ Util Auth Sub Lease Ogden Martin
           Ser A (AMBAC Insd) (AMT)........................   5.350    06/01/23      1,659,766
  1,000    University Medicine & Dentistry Ser A (MBIA
           Insd)...........................................   5.000    09/01/17      1,026,340
                                                                                  ------------
                                                                                   142,750,369
                                                                                  ------------
           NEW YORK  8.7%
  1,000    Port Auth NY & NJ Cons 132nd Ser................   5.000    09/01/38      1,017,130
  5,000    Port Auth NY & NJ Cons 144th Ser (f)............   5.000    10/01/35      5,110,125
  2,000    Port Auth NY & NJ Cons 85th Ser (MBIA Insd).....   5.375    03/01/28      2,194,620
                                                                                  ------------
                                                                                     8,321,875
                                                                                  ------------
           GUAM  3.3%
    815    Guam Govt Ser A.................................   5.250    11/15/37        724,201
  1,230    Guam Intl Arpt Auth Gen Ser B (MBIA Insd).......   5.250    10/01/20      1,274,600
  1,250    Guam Pwr Auth Rev Ser A (AMBAC Insd)............   5.125    10/01/29      1,235,062
                                                                                  ------------
                                                                                     3,233,863
                                                                                  ------------
           PUERTO RICO  7.1%
  2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Rfdg
           Ser Y (FSA Insd) (f)............................   6.250    07/01/21      2,362,310
    770    Puerto Rico Elec Pwr Auth Rev Ser TT (f)........   5.000    07/01/32        739,166

 10                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                       COUPON    MATURITY      VALUE
----------------------------------------------------------------------------------------------
           PUERTO RICO (CONTINUED)
$ 1,735    Puerto Rico Elec Pwr Auth Rev Ser TT (f)........   5.000%   07/01/37   $  1,665,525
     25    Puerto Rico Pub Bldg Auth Rev Govt Fac Ser I
           (Comwlth Gtd) (Prerefunded @ 7/01/14)...........   5.250    07/01/33         27,371
  2,200    Puerto Rico Pub Bldg Auth Rev Gtd Conv Cap
           Apprec Ser D (AMBAC Insd) (Prerefunded @
           7/01/17) (g).................................... 0/5.450    07/01/30      1,988,272
                                                                                  ------------
                                                                                     6,782,644
                                                                                  ------------
           U.S. VIRGIN ISLANDS  3.3%
  2,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
           Ln Nt Ser A.....................................   6.375    10/01/19      2,137,120
  1,000    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
           Rfdg Ser A (ACA Insd)...........................   5.625    10/01/25      1,004,540
                                                                                  ------------
                                                                                     3,141,660
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  171.4%
  (Cost $161,287,928)..........................................................    164,230,411
                                                                                  ------------


SHORT-TERM INVESTMENTS  6.3%
Gloucester Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Exxon Mobil
  ($510,000 par, yielding 2.300%, 01/01/22 maturity) (h)......................        510,000
Rutgers St Univ of NJ Rfdg Ser A
  ($5,545,000 par, yielding 1.900%, 05/01/18 maturity) (h)....................      5,545,000
                                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,055,000)...........................................................      6,055,000
                                                                                 ------------

TOTAL INVESTMENTS  177.7%
  (Cost $167,342,928).........................................................    170,285,411

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (7.4%)
  (Cost ($7,125,000))
 (7,125)   Notes with interest rates ranging from 2.42% to 2.51% at April 30,
           2008 and collateral with contractual maturities ranging from 2021
           to 2037 (See Note 1) (i)...........................................     (7,125,000)
                                                                                 ------------
TOTAL NET INVESTMENTS  170.3%
  (Cost 160,217,928)..........................................................    163,160,411
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4%).................................     (2,266,510)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (67.9%)...................    (65,084,138)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 95,809,763
                                                                                 ============

Percentages are calculated as a percentage of net assets applicable to common shares.

See Notes to Financial Statements                                             11

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2008 (UNAUDITED) continued

*   Zero coupon bond

(a) Escrowed to Maturity

(b) The Trust owns 100% of the outstanding bond issuance.

(c) Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(d) Variable Rate Coupon

(e) Security purchased on a when-issued or delayed delivery basis.

(f) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(g) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(h) Security includes a put feature allowing the Fund to periodically put the security back to the issuer at amortized cost on specified put dates. The interest rate shown represents the current interest rate earned by the Fund based on the most recent reset date.

(i) Floating rate notes. The interest rates shown reflect the rates in effect at April 30, 2008.

ACA--American Capital Access

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

Comwth--Commonwealth of Puerto Rico

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

 12                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $167,342,928).......................  $170,285,411
Cash........................................................        29,667
Receivables:
  Interest..................................................     1,949,234
  Investments Sold..........................................       373,545
Other.......................................................           315
                                                              ------------
    Total Assets............................................   172,638,172
                                                              ------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     7,125,000
  Investments Purchased.....................................     4,025,000
  Investment Advisory Fee...................................        59,289
  Income Distributions--Common Shares.......................        18,878
  Other Affiliates..........................................         9,557
Trustees' Deferred Compensation and Retirement Plans........       419,818
Accrued Expenses............................................        86,729
                                                              ------------
    Total Liabilities.......................................    11,744,271
Preferred Shares (including accrued distributions)..........    65,084,138
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 95,809,763
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($95,809,763 divided by
  6,048,203 shares outstanding).............................  $      15.84
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($0.01 par value with an unlimited number of
  shares authorized, 6,048,203 shares issued and
  outstanding)..............................................  $     60,482
Paid in Surplus.............................................    93,187,866
Net Unrealized Appreciation.................................     2,942,483
Accumulated Undistributed Net Investment Income.............       922,976
Accumulated Net Realized Loss...............................    (1,304,044)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 95,809,763
                                                              ============
PREFERRED SHARES ($0.01 par value, authorized 100,000,000
  shares, 2,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 65,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $160,809,763
                                                              ============

See Notes to Financial Statements                                             13

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,498,091
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      446,306
Interest and Residual Trust Expenses........................      142,928
Preferred Share Maintenance.................................       88,891
Professional Fees...........................................       31,636
Accounting and Administrative Expenses......................       21,938
Reports to Shareholders.....................................       13,400
Transfer Agent Fees.........................................       11,318
Registration Fees...........................................       10,526
Custody.....................................................        9,598
Trustees' Fees and Related Expenses.........................        7,944
Depreciation in Trustees' Deferred Compensation Accounts....      (40,258)
Other.......................................................       12,627
                                                              -----------
    Total Expenses..........................................      756,854
    Investment Advisory Fee Reduction.......................       81,147
                                                              -----------
    Net Expenses............................................      675,707
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,822,384
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (434,402)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,166,509
  End of the Period.........................................    2,942,483
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,224,026)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,658,428)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,347,117)
                                                              ===========
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $(2,183,161)
                                                              ===========

 14                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2008     OCTOBER 31, 2007
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  3,822,384        $  7,452,018
Net Realized Gain/Loss..................................        (434,402)          1,192,864
Net Unrealized Depreciation During the Period...........      (4,224,026)         (7,455,162)
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (932,134)         (2,226,146)
  Net Realized Gain.....................................        (414,983)           (211,105)
                                                            ------------        ------------

Change in Net Assets Applicable to Common Shares from
  Operations............................................      (2,183,161)         (1,247,531)
Distributions to Common Shareholders:
  Net Investment Income.................................      (2,494,357)         (4,884,310)
  Net Realized Gain.....................................        (971,326)           (526,909)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      (5,648,844)         (6,658,750)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................          19,187                 -0-
Repurchase of Shares....................................        (356,659)           (556,669)
                                                            ------------        ------------
NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM CAPITAL TRANSACTIONS.............................        (337,472)           (556,669)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................      (5,986,316)         (7,215,419)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     101,796,079         109,011,498
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $922,976 and $527,083,
  respectively).........................................    $ 95,809,763        $101,796,079
                                                            ============        ============

See Notes to Financial Statements                                             15

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          SIX MONTHS
                                                            ENDED                    YEAR ENDED OCTOBER 31,
                                                          APRIL 30,    --------------------------------------------------
                                                             2008       2007       2006       2005       2004      2003
                                                          ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................   $ 16.77    $ 17.85    $ 17.63    $ 18.43    $ 17.95   $ 18.01
                                                            -------    -------    -------    -------    -------   -------
 Net Investment Income...................................      0.63(a)    1.22(a)    1.16(a)    1.18       1.17      1.18
 Net Realized and Unrealized Gain/Loss...................     (0.77)     (1.01)      0.45      (0.69)      0.51      0.08
 Common Share Equivalent of Distributions Paid to
   Preferred Shareholders:
   Net Investment Income.................................     (0.15)     (0.37)     (0.33)     (0.23)     (0.11)    (0.10)
   Net Realized Gain.....................................     (0.07)     (0.03)     (0.04)     (0.01)       -0-     (0.01)
                                                            -------    -------    -------    -------    -------   -------
Total from Investment Operations.........................     (0.36)     (0.19)      1.24       0.25       1.57      1.15
Distributions Paid to Common Shareholders:
   Net Investment Income.................................     (0.41)     (0.80)     (0.85)     (0.98)     (1.09)    (1.10)
   Net Realized Gain.....................................     (0.16)     (0.09)     (0.17)     (0.07)       -0-     (0.11)
                                                            -------    -------    -------    -------    -------   -------
NET ASSET VALUE, END OF THE PERIOD.......................   $ 15.84    $ 16.77    $ 17.85    $ 17.63    $ 18.43   $ 17.95
                                                            =======    =======    =======    =======    =======   =======

Common Share Market Price at End of the Period...........   $ 15.25    $ 15.25    $ 16.44    $ 15.76    $ 17.18   $ 16.91
Total Return* (b)........................................     3.76%**   -2.10%     10.89%     -2.30%      8.32%     9.95%
Net Assets Applicable to Common Shares at End of the
 Period (In millions)....................................   $  95.8    $ 101.8    $ 109.0    $ 107.6    $ 112.5   $ 109.6
Ratio of Expenses to Average Net Assets Applicable to
 Common Shares* (c)......................................     1.38%      1.54%      1.36%      1.27%      1.41%     1.42%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares* (c)........................     7.83%      7.06%      6.62%      6.47%      6.53%     6.55%
Portfolio Turnover.......................................       11%**      20%        30%        13%        14%       10%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets Applicable to
   Common Shares (c).....................................     1.55%      1.69%        N/A        N/A        N/A       N/A
  Ratio of Net Investment Income to Average Net Assets
   Applicable to Common Shares (c).......................     7.66%      6.92%        N/A        N/A        N/A       N/A
SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding Interest and Residual Trust
 Expenses) to Average Net Assets Applicable to Common
 Shares (c)..............................................     1.09%      1.17%      1.36%      1.27%      1.41%     1.42%
Ratio of Expenses (Excluding Interest and Residual Trust
 Expenses) to Average Net Assets Applicable including
 Preferred Shares (c)....................................     0.66%      0.73%      0.85%      0.80%      0.89%     0.89%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d).........................     5.92%      4.95%      4.72%      5.21%      5.89%     6.02%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.......................     2,600      2,600      2,600      2,600      2,600     2,600
Asset Coverage Per Preferred Share (e)...................   $61,882    $64,160    $66,932    $66,390    $68,302   $67,151
Involuntary Liquidating Preference Per Preferred Share...   $25,000    $25,000    $25,000    $25,000    $25,000   $25,000
Average Market Value Per Preferred Shares................   $25,000    $25,000    $25,000    $25,000    $25,000   $25,000

** Non-Annualized

N/A=Not Applicable

(a)Based on average shares outstanding.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sales of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

 16                                            See Notes to Financial Statements

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New Jersey Municipals (the Trust) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2008, the Trust had $4,025,000 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2008 (UNAUDITED) continued

benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended October 31, 2007, remains subject to examination by taxing authorities.

    At April 30, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $ 160,223,700
                                                              =============
Gross tax unrealized appreciation...........................  $   8,873,453
Gross tax unrealized depreciation...........................     (5,936,742)
                                                              -------------
Net tax unrealized appreciation on investments..............  $   2,936,711
                                                              =============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................  $         -0-
  Tax-exempt income.........................................      7,105,808
  Long-term capital gain....................................        738,015
                                                              -------------
                                                              $   7,843,823
                                                              =============

    As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $     667,057
Undistributed tax-exempt income.............................        659,031
Undistributed long-term capital gain........................        719,817

    Net realized gains or losses may differ for financial reporting and tax purposes as a result of gains or losses recognized for tax purposes but not for book.

F. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2008 (UNAUDITED) continued

the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Trust's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At April 30, 2008, Trust investments with a value of $9,877,126 are held by the dealer trusts and serve as collateral for the $7,125,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at April 30, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interest during the six months ended April 30, 2008 were $8,196,429 and 3.49%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including preferred shares of the Trust. The Adviser has agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including preferred shares of the Trust. During the six months ended April 30, 2008, the Adviser waived $81,147 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended April 30, 2008, the Trust recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended April 30, 2008, the Trust recognized expenses of approximately $20,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2008 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the six months ended April 30, 2008 and the year ended October 31, 2007, transactions in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2008     OCTOBER 31, 2007
Beginning Shares........................................     6,070,495           6,105,556
Shares Issued Through Dividend Reinvestment.............         1,283                 -0-
Shares Repurchased*.....................................       (23,575)            (35,061)
                                                             ---------           ---------
Ending Shares...........................................     6,048,203           6,070,495
                                                             =========           =========

* On February 28, 2007, the Trust commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust's shares trade from their net asset value. For the six months ended April 30, 2008 and the year ended October 31, 2007, the Trust repurchased 23,575 and 35,061, respectively of its shares at an average discount of 8.02% and 6.54%, respectively from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Trustees.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,456,620 and $27,684,911, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2008 (UNAUDITED) continued

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. INVERSE FLOATING RATE INVESTMENTS The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust's portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

6. PREFERRED SHARES

The Trust has outstanding 2,600 Auction Preferred Shares (APS). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. Beginning on February 15, 2008 and continuing through April 30, 2008, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The rate in effect on April 30, 2008 was 2.779%. During the six months ended April 30, 2008 the rates ranged from 2.779% to 6.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of April 30, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2008 (UNAUDITED) continued

develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

    On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

9. SUBSEQUENT EVENT

On June 13, 2008, the Trust announced plans for the partial redemption of its preferred shares. On July 2, 2008, the Trust intends to redeem 20% of its preferred shares. The Board of Trustees previously approved the use of tender option bonds as a replacement source of funding. The Depository Trust Company, the securities' holder of record, will determine how the partial redemption will be allocated among each participant broker-dealer account.

VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

JERRY W. MILLER
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Trust for Investment Grade
  New Jersey Municipals

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Trust for Investment Grade
  New Jersey Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

                                                           (continued on back)

  Van Kampen Trust for Investment Grade
  New Jersey Municipals

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                   VTJSAN 6/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-03234P-Y04/08

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1)  Code of Ethics -- Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Trust For Investment Grade New Jersey Municipals

By: /s/ Jerry W. Miller
   ---------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: June 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jerry W. Miller
   ---------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: June 19, 2008

By: /s/ Stuart N. Schuldt
   ---------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: June 19, 2008